UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2004


                            AmeriVest Properties Inc.
        (Exact name of small business issuer as specified in its charter)

          Maryland                        1-14462                 84-1240264
(State or other jurisdiction of      (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

          1780 South Bellaire Street Suite 100, Denver, Colorado 80222
                    (Address of principal executive offices)

                                 (303) 297-1800
                        (Registrant's telephone number)

Item 12. Results of Operations and Financial Condition.

         On February 25, 2004, AmeriVest Properties Inc. ("AmeriVest") announced its consolidated financial results for the quarter ended and year ended December 31, 2003. A copy of AmeriVest's earnings press release is furnished as Exhibit
99.1 to this report on Form 8-K. A copy of AmeriVest's Fourth Quarter Supplemental Operating and Financial Information package is furnished as Exhibit
99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by AmeriVest under the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERIVEST PROPERTIES INC.


Dated: February 26, 2004
                                        By:     /s/ Kathryn L. Hale
                                           -------------------------------------
                                                    Kathryn L. Hale
                                                    Chief Financial Officer